FORM OF GUARANTY

THIS GUARANTY is made as of January 31, 2016, by Liberated Syndication Inc. ("Libsyn"), in favor of FAB Universal Corp., a Colorado Corporation ("FAB").

WHEREAS, FAB is the Guarantor for a lease located at Suite 600, 10100 Santa Monica Boulevard, Los Angeles, California  90067 (the "Guaranty"); and

WHEREAS FAB’s liability under the Guaranty shall continue until all rents due under the Guaranty have been paid in full in cash and until all other obligations have been satisfied.

NOW, THEREFORE, Libsyn hereby absolutely, presently, continually, unconditionally and irrevocably guarantees the prompt payment of all rentals and all other sums payable under the Guaranty.

This Guaranty shall constitute the entire agreement between FAB and Libsyn with respect to the subject matter hereof.

IN WITNESS WHEREOF, FAB and Libsyn have executed this Guaranty as of the day and year first above written.

FAB UNIVERSAL CORP.

By:	/s/ Christopher Spencer
Name:	Christopher Spencer
Title:	President and CEO

Liberated Syndication Inc.

By:	/s/ Christopher Spencer
Name:	Christopher Spencer
Title: President and CEO